                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           June 26, 1998
                                                ----------------------------------------------


                                 CENTRAL GARDEN & PET COMPANY
----------------------------------------------------------------------------------------------
                    (Exact name of registrant as specified in its charter)



DELAWARE                                    0-20242                         68-0275553
--------------------------------------------------------------------------------------------------
(State or other jurisdiction            (Commission File                    (IRS Employer
of incorporation)                           Number)                      Identification No.)


3697 MT. DIABLO BOULEVARD, LAFAYETTE, CALIFORNIA                                     94549
------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                          (Zip Code)


Registrant's telephone number, including area code                 (510) 283-4573
                                                  ----------------------------------------------


                                         INAPPLICABLE
----------------------------------------------------------------------------------------------
                 (Former name or former address if changed since last report)



Exhibit Index located on page 3

ITEM 5.  OTHER EVENTS

          On June 26, 1998, Central Garden & Pet Company issued a press release welcoming Monsanto Company's announced sale of Ortho to The Scotts Company, and an agreement for Scotts to market Roundup.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)  See attached Exhibit Index.

                                 EXHIBIT INDEX



Number       Exhibit                                        Page Number
------       -------                                        -----------

99.1         Press Release dated June 26, 1998.                  5

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CENTRAL GARDEN & PET COMPANY



                         By  /s/ William E. Brown
                             --------------------
                             William E. Brown, Chairman
                             and Chief Executive Officer

Dated:  June 30, 1998